UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 10, 2011
Exide Technologies
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11263 (Commission File Number)	23-055273 (IRS Employer Identification No.)
13000 Deerfield Parkway, Building 200,
Milton, Georgia 30004
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (678) 566-9000
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Furnished as Exhibit 99.1 is supplemental information regarding Exide Technologies (the “Company) disclosed on January 10, 2011 in connection with the private transactions described under Item 7.01, which includes, under the heading “Recent Events,” certain information regarding the Company’s results of operations for the Company’s fiscal quarter ended December 31, 2010.

Item 7.01	Regulation FD Disclosure.
On January 10, 2011, the Company announced plans to offer up to $675 million aggregate principal amount of senior secured notes (the “New Notes”) in a private transaction that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). A copy of the press release announcing this offering is furnished as Exhibit 99.2 hereto and incorporated herein by reference.
In connection with the proposed offering, the Company first disclosed certain information regarding the Company on January 10, 2011. Pursuant to the requirements of Regulation FD, such information is furnished in Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.
The information contained in this Current Report on Form 8-K is not an offer to sell, or the solicitation of an offer to buy, the New Notes. The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The New Notes will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons outside the United States in reliance on Regulation S under the Securities Act.
Item 8.01 Other Events.
In addition, on January 10, 2011, the Company issued a press release announcing the commencement of a cash tender offer for any and all of the $290,000,000 aggregate principal amount outstanding of the Company’s outstanding 10 1/2 % Senior Secured Notes due 2013 (the “2013 Notes”). The Company is also soliciting consents to certain proposed amendments to the indenture governing the 2013 Notes. A summary of the terms of the tender offer and consent solicitation is contained in the press release, a copy of which is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Current Report on Form 8-K shall not constitute an offer to purchase, a solicitation of an offer to purchase or a solicitation of consent with respect to the 2013 Notes or any other securities. The tender offer and consent solicitation is being made solely pursuant to an offer to purchase and consent solicitation statement and the related documents thereto, which set forth the complete terms of the tender offer and consent solicitation.
Forward-Looking Statements
All statements, other than statements of historical fact, contained or incorporated by reference in this Current Report on Form 8-K may be deemed to constitute forward-looking statements. The Company is including this cautionary statement for the express purpose of availing itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements identified by (1) the use of forward-looking terminology such as “believes,” “expects,” “may,” “estimates,” “will,” “could,” “should,” “intends,” “plans,” “anticipates,” “potential,” “continues,” or “future,” or the negative thereof, or other variations thereon or comparable terminology, or (2) other statements regarding matters that are not historical facts, including without limitation, expectations related to technological developments and consumer demand, plans for product development, forecasts of future costs and expenditures, possible outcomes of legal proceedings, completion of anticipated asset sales, and the adequacy of reserves for loss contingencies. Actual results are subject to a number of risks and uncertainties and may differ materially from the current expectations and beliefs discussed in this Current Report on Form 8-K. Factors that could cause actual results to differ materially from these forward looking statements include, but are not limited to the following general factors: (i) the fact that lead, a major constituent in most of the Company’s products, experiences significant fluctuations in market price and is a hazardous material that may give rise to costly environmental and safety claims, (ii) the Company’s ability to implement and fund business strategies based on current liquidity, (iii) the Company’s ability to realize anticipated efficiencies and avoid additional unanticipated costs related to any restructuring activities, (iv) the cyclical nature of the industries in which the Company operates and the impact of current adverse economic conditions on those industries, (v) unseasonable weather (warm winters and cool summers) which could adversely affect demand for automotive and some industrial batteries, (vi) the Company’s substantial debt and debt service requirements which may restrict its operational and financial flexibility, as well as impose significant interest and financing costs, (vii) the litigation proceedings to which the Company is subject, the results of which could have a material adverse effect on the Company and its business, (viii) the realization of the tax benefits of the Company’s net operating loss carry forwards, which is dependent upon future taxable income, (ix) the negative results of tax audits in the U.S. and Europe, (x) competitiveness of the battery markets in the Americas and Europe, (xi) risks involved in foreign operations such as disruption of markets, changes in import and export laws, currency restrictions, currency exchange rate fluctuations, and possible terrorist attacks against U.S. interests, (xii) the ability to acquire goods and services and/or to fulfill later needs at budgeted costs, (xiii) general economic conditions, (xiv) the Company’s ability to successfully pass along increased material costs to customers, (xv) recently adopted U.S. lead emissions standards and the implementation of such standards, and (xvi) those risk factors discussed in the Company’s fiscal Form 10-K for the fiscal year ended March 31, 2010 as modified by the Company’s Quarterly Reports on Form 10-Q and other filings after such annual report. The Company undertakes no obligation to update any forward-looking statements in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

99.1	Supplemental information regarding Exide Technologies.
99.2	Press Release, dated January 10, 2011.
99.3	Press Release, dated January 10, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies
By:	/s/ Phillip A. Damaska
	Name:	Phillip A. Damaska
	Title:	Executive Vice President & Chief Financial Officer

Date: January 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental information regarding Exide Technologies.
99.2	Press Release, dated January 10, 2011.
99.3	Press Release, dated January 10, 2011.

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